UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 25, 2008
Handleman Company

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806

(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142

(Address of Principal Executive Offices)	(Zip Code)
(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure
On August 25, 2008, Handleman Company (“Handleman”) issued a press release (“Press Release”) in response to the sharp increase in the price of its shares during the week of August 18-22, 2008. In the Press Release, Handleman stated that it was not aware of any developments at Handleman that warranted such an increase, and cautioned investors that although Handleman has announced an intention to liquidate, no assurance can be given that any distribution to shareholders will ultimately be made (See Handleman Company Press Release dated August 25, 2008, Exhibit 99.1).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: August 25, 2008	By:	/s/ Rozanne Kokko
		Name:	Rozanne Kokko
		Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
99.1	Handleman Company Press Release dated August 25, 2008